EXHIBIT (6)(a)








                                 CERTIFICATION


                                    ******


As DIRECTOR OF INSURANCE OF THE STATE OF OHIO, I do hereby certify that that I have the annexed copy of the:


Articles of Incorporation and all amendments of the ANNUITY

INVESTORS LIFE INSURANCE COMPANY, Cincinnati, Ohio.




with the original on file in this Department.




                                                     May 8, 1995


                                    IN  WITNESS   WHERE  OF,  I  have   hereunto
                                    subscribed my name and caused my seal to be affixed at Columbus, Ohio, this day and date



                                            Director of Insurance of Ohio

                                                     APPROVED
                                                     BY ----------------------
                                                     DATE    11/13/81
                                                          --------------------
                                                     AMOUNT   $650.00
                                                            ------------------

                           ARTICLES OF INCORPORATION
                                      OF
                        UCL LIFE ASSURANCE CORPORATION


         The undersigned, desiring to form a stock life insurance corporation under the laws of the State of Ohio, do hereby certify:

         FIRST: The name of the corporation shall be UCL LIFE ASSURANCE CORPORATION.

         SECOND: The place of business and the location of the principal office of the Corporation shall be Hamilton County, Ohio, but it may establish other offices or places of business in the State of Ohio and elsewhere.

         THIRD: The business to be undertaken by and the objects and purposes of the Corporation shall be to insure the lives of persons in and out of the State of Ohio under policies and contracts providing for fixed or variable benefits or both; to insure against accidents to persons, sickness, or temporary or permanent physical disability; to take all risks in connection with or pertaining to such insurances; to grant, purchase and dispose of annuities providing for fixed or variable benefits or both; to set up and operate separate accounts; to carry on all of said business under either the participating or non-participating plan or both; to accept reinsurance; and to do any and all other acts either permitted or not prohibited under the laws of the State of Ohio for a stock life insurance corporation.

         FOURTH: The number of shares which the Corporation is authorized to have outstanding is Fifteen Thousand (15,000), all of which shall be Common Shares, par value One Hundred Dollars ($100).

         FIFTH: The corporate powers of the Corporation shall be exercised by and its business and affairs shall be under the control of a Board of Directors, a majority of whom shall be citizens of the State of Ohio and all of whom shall be shareholders of the Corporation. The Board of Directors shall be composed of seven (7) Directors unless and until such number is changed by the affirmative vote of the holders of a majority of the shares which are represented at the meeting of the shareholders called for the purpose of electing directors at which a quorum is present and which are entitled to vote on such proposal. In no event, however, shall the number of directors be less than five (5) nor more than twenty-one (21). The directors shall be elected by the written ballot of a majority of shareholders entitled to vote thereon at an annual meeting of shareholders to be held at the principal office of the Corporation on the third Friday in February at such hour as the Board of Directors may fix (provided, however, that in the event such day is a legal holiday, the annual meeting shall be held the next February at such hour as the Board of Directors may fix (provided, however, that in the event such day is a legal holiday, the annual meeting shall be held the next succeeding day not a Saturday, Sunday or legal holiday), or at a special meeting of shareholders called for the purpose of electing directors. Vacancies in the Board of Directors shall be filled for the unexpired term by the vote of a majority of the remaining directors.

         SIXTH: The officers of the Corporation shall be a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers and assistant officers as the Board of Directors may from time to time deem necessary. Such officers shall be elected by the Board of Directors at its first meeting held each year following the annual meeting of shareholders, and shall hold their respective offices for one year and until their successors are duly elected and qualified. Any officer may be removed or suspended at any time with or without cause by the Board of Directors. Any two offices except the offices of President and Vice President may be held by the same person. Vacancies among the officers may be filled for the unexpired term by the Board of Directors.

         SEVENTH: The amount of capital to be employed in the business of the Corporation will be paid-in-capital of not less than One Million Five Hundred Thousand Dollars ($1,500,000). In addition to such paid-in-capital, there shall be initial contributed surplus of not less than One Million Five Hundred Thousand Dollars ($1,500,000). Additional contributions to surplus may be made at any time and from time to time.

         EIGHTH: The Corporation, by action of the Board and without action by the shareholders, may purchase its shares of any class, whether such shares or such class be now or hereafter authorized, for the purposes and to the extent permitted by law.

         NINTH: No holder of shares of the Corporation shall have any preemptive right to subscribe for or to purchase any shares of the Corporation of any class, whether such shares or such class be now or hereafter authorized.

         TENTH: Notwithstanding any provision of the General Corporation Law or the Insurance Laws of Ohio now or hereafter in force, requiring for any purpose the vote or consent of the holders of shares entitling them to exercise two-thirds of the voting power of the Corporation or of any class or classes of shares thereof, such action, unless otherwise expressly required by statute, may be taken by the vote or consent of the holders of shares entitling them to exercise a majority of the voting power of the corporation or of such class or classes of shares thereof.

         IN WITNESS WHEREOF the undersigned have hereunto set their hands this 2nd day of October , 1981.



/s/  Harry Rossi                             /s/  Kenneth J. Longerman
-----------------------------                ------------------------------
     Harry Rossi                                  Kenneth J. Longerman



/s/  Charles C. Hinckley                     /s/  John C. Powers
-----------------------------                ------------------------------
     Charles C. Hinckley                          John C. Powers



/s/  Daniel J. Fischer                       /s/  Charles R. Scheper
-----------------------------                ------------------------------
     Daniel J. Fischer                            Charles R. Scheper



/s/  James P. Shanahan                       /s/  David F. Westerbeck
-----------------------------                ------------------------------
    James P. Shanahan                             David F. Westerbeck



/s/  Judith A. Kleemann                      /s/  Dennis L. Trammell
-----------------------------                ------------------------------
     Judith A. Kleemann                           Dennis L. Trammell



/s/  Charles W. McMahon                      /s/  Stephen R. Hatcher
-----------------------------                ------------------------------
     Charles W. McMahon                           Stephen R. Hatcher



/s/  Thomas J. Hummel
-----------------------------
     Thomas J. Hummel

                         ORIGINAL APPOINTMENT OF AGENT
                        ------------------------------

         The Undersigned, being at least a majority of the incorporators of UCL Life Assurance Corporation hereby appoint David F. Westerbeck, a natural person resident in the county in which the corporation has its principal office upon whom any process, notice or demand required or permitted by statute to be served upon the corporation may be served. His complete address is Post Office Box 179, Cincinnati, Hamilton County, Ohio, 45201.

                                    /s/  Daniel J. Fischer
                                    -------------------------------
                                         Daniel J. Fischer


                                    /s/  Dennis L. Trammell
                                    -------------------------------
                                         Dennis L. Trammell


                                    /s/  Charles W. McMahon
                                    -------------------------------
                                         Charles W. McMahon


                                    /s/  Thomas J. Hummel
                                    -------------------------------
                                         Thomas J. Hummel


                                    /s/  Kenneth J. Longerm
                                    -------------------------------
                                         Kenneth J. Longerman


                                    /s/  James P. Shanahan
                                    -------------------------------
                                         James P. Shanahan


                                    /s/  Judith A. Kleeman
                                    -------------------------------
                                         Judith A. Kleemann


                                   Cincinnati, Ohio, October 2, 1981.

UCL LIFE ASSURANCE CORPORATION

         Gentlemen: I hereby accept appointment as agent for your corporation upon whom process, tax notices or demands may be served.


                                    /s/  David F. Westerbeck
                                    -------------------------------
                                         David F. Westerbeck

                                 STATE OF OHIO
                             Department of Insurance
                               2100 Stella Court
                              Columbus, Ohio 43219


                               November 13, 1981



Honorable Anthony J. Celebrezze, Jr.
Secretary of State
14th Floor
30 East Broad Street
Columbus, Ohio  43215

Attention:  Corporation Division

                  Re:  UCL Life Assurance Corporation

Dear Sirs:

         The Ohio Department of Insurance has reviewed the attached Articles of Incorporation of UCL Life Assurance Corporation. Our Legal and Examination divisions have reviewed these Articles and find them acceptable.

                                Very truly yours,


                               /s/ Robert H. Katz
                                   -----------------
                                 ROBERT H. KATZ
                                 Deputy Director


RHK:eag
cc:  Steven L. Petty
     Assistant Attorney General

                                 STATE OF OHIO
                         Office of the Attorney General


                               November 13, 1981



Honorable Anthony J. Celebrezze, Jr.
Secretary of State
14th Floor
30 East Broad Street
Columbus, Ohio 43215

Attention:  Corporation Division

                           Re:  UCL Life Assurance Corporation

Dear Sirs:

         Enclosed please find the original Articles of Incorporation of UCL Life Assurance Corporation.

         Based upon the language of the Articles, the approval of the Ohio Department of Insurance, and my review of the relevant statutes I find these Articles to be in accordance with those sections of law and not inconsistent with the Constitution and laws of the United States and this State.

                                                 Very truly yours,

                                                 WILLIAM J. BROWN
                                                 Attorney General

                                                 /s/ Steven L. Petty
                                                 ---------------------
                                                 STEVEN L. PETTY
                                                 Assistant Attorney General


SLP:mfg
cc:  Robert H. Katz
     Deputy Director

     Charles Hertlein
     Dinsmore, Shohl, Coates & Deupree

                                 STATE OF OHIO
                            Department of Insurance
                               2100 Stella Court
                              Columbus, Ohio 43219



DATE:    October 20, 1981

TO:      Office of Secretary of State
         30 East Broad Street, 14th Floor
         Attn:  Corporations Department

FROM:    Robert H. Katz
         Deputy Director

SUBJ:             UCL Life Assurance Corporation


Enclosed are the original Articles of Incorporation, Code of Regulations, and Emergency Bylaws of UCL Life Assurance Corporation. Also please find a check for $650.00

Please hold these for filing until you receive approval letters, as necessary, from either this office or the Office of the Attorney General.

Please call me if you have any questions.




RHK:bjl

xc  :Steve Petty
     Attorney General's Office

                                                     APPROVED
                                                     BY ----------------------
                                                     DATE    10/18/83
                                                         ---------------------
                                                     AMOUNT   $235.00
                                                            ------------------

                                  CERTIFICATE


         We, the undersigned, Charles C. Hinckley and David F. Westerbeck, respectively the President and Secretary of UCL Life Assurance Corporation, a stock life insurance company, do hereby certify that at a special meeting of the stockholders of said Corporaration duly called and held in the City of Cincinnati, on the 25th day of July, 1983, at which meeting 14,997 out of a total 15,000 shares of the capital stock of said Corporation issued and outstanding, were represented in person, resolutions as hereinafter set forth were adopted by a unanimous vote of said issued and outstanding stock represented;

         RESOLVED, that the fourth article of the Articles of Incorporation of UCL Life Assurance Corporation is hereby amended to read as follows:

                  "Fourth: The number of shares which the Corporation is authorized to have outstanding is Twenty-Five Thousand (25,000), all of which shall be Common Shares, par value One Hundred Dollars ($100).


         RESOLVED, FURTHER, that the President and Secretary of this Corporation be and they are authorized and directed to make, execute, and acknowledge a certificate, under the corporate seal of this company, embracing the foregoing resolutions, and cause such certificate to be filed, recorded or published as may be required by law.

         IN WITNESS WHEREOF, we have set our hands on this 25th day of July, 1983.



                                    /s/  Charles C. Hinkley
                                     -----------------------------------------
                                          President



                           Attest  /s/  David F. Westerbeck
                                     ---------------------------------------
                                          Secretary

                                 STATE OF OHIO
                             Department of Insurance
                               2100 Stella Court
                              Columbus, Ohio 43215




September 15, 1983



Secretary of State's Office
State Office Tower
30 East Broad Street, 14th Floor
Columbus, Ohio  43215

Attn:  Corporations Division, W. Curtis Stitt

Re:  UCL Life Assurance Corporation

Dear Sir:

Please find enclosed the copy of the certificate of amendment to the articles of UCL Life Assurance Company which you recently forwarded to this office. Pending further approval from the Attorney General's Office, the Department approves the amendment in the articles.

If you have any questions regarding this matter, please contact me.

Very truly yours,

/s/  Andromeda Monroe
-----------------------
ANDROMEDA MONROE
Deputy Director


AM/KW/slp
Enclosure
cc:  Pat Devine, Esq. (Attorney General's Office)

   Attorney General
   Anthony J. Celebrezze, Jr.


                                                         October 18, 1983



Honorable Sherrod Brown
Secretary of State
State Office Tower
14th Floor
Columbus, Ohio  43215

ATTN:          W. Curtis Stitt
               Assistant Corporate Counsel

                  Re:  UCL Life Assurance Corporation
                       Charter No. 584965

Dear Sir:

         I have reviewed the certificate of amendment to the articles of incorporation of UCL Life Assurance Corporation. I have also discussed the same with the Ohio Department of Insurance which has approved the amendment in question.

         Based upon my examination of the certificate of amendment and my review of the relevant statutes, I find the certificate of amendment to be in accordance with the constitution and laws of the State of Ohio and of the United States.

                                    Very truly yours,

                                    ANTHONY J. CELEBREZZE, JR.
                                    Attorney General


                                    /s/ Patrick A. Devine
                                    ----------------------------
                                    PATRICK A. DEVINE
                                    Assistant Attorney General
                                    1680 State Office Tower
                                    30 East Broad Street
                                    Columbus, Ohio, 43215
                                    (614) 466-8614


PAD:mfm
cc:  Kurt Weiland

                          INTER-OFFICE COMMUNICATION


To:      W. Curtis Stitt, Secretary of State   Date: October 11, 1983
         -----------------------------------         ----------------

From:    Kurt Weiland, Attorney, Department of Insurance
         -----------------------------------------------

Subject:  UCL Life Amendment
          ------------------

-------------------------------------------------------------------------------


I spoke with David Westerbrook (513-595-2325) regarding the UCL Life Amendment to articles. Enclosed is a copy of the Department's approval letter regarding that amendment. I've spoken to Assistant Attorney General Devine, who has indicated that he thinks he can complete this review by Monday, October 17.

Westerbrook also indicated that he has requested twenty-five (25) certified copies of the approved articles from your office and was curious whether there would be any delay in receiving them.


KW/slp
cc: - Pat Devine
      David Westerbrook

                                    Charter # 584965
                                            --------------------
                                    Approved By:  D. Burns
                                                 ----------------
                                    Date: 10-17-85
                                          -----------------------
                                    Fee:  $35.00
                                          -----------------------


                           CERTIFICATE OF AMENDMENT

                                By Shareholders
                      to the Articles of Incorporation of


                        UCL LIFE ASSURANCE CORPORATION
-------------------------------------------------------------------------------
                             (Name of Corporation)


 Charles C. Hinckley    , who is / / Chairman of the Board /x/ President
----------------------           ---                       ---
/ / Vice President (Check One)
---

and     David F. Westerbeck           , who is /xx/ Secretary
    ----------------------------------         ----
/ / Assistant Secretary (Check One)
---

of the above named Ohio corporation for profit with its principal location at Mill and Waycross Roads, Cincinnati, Ohio do hereby certify that (check ----------------------------------- the appropriate box and complete the appropriate statements)

/x/ a meeting of the shareholders was duly called for the purpose of adopting this amendment and held on September 23, 1985, at which meeting a quorum of the shareholders was present in person or by proxy, and by the affirmative vote of the holders of shares entitling them to exercise 99 % of the voting power of the corporation.

/ / in a writing signed by all of the shareholders who would be entitled to notice of a meeting held for that purpose,

the following resolution to amend the articles was adopted:

         RESOLVED, by the Shareholders of UCL Life Assurance Corporation that the first article of the Articles of Incorporation of UCL Life Assurance Corporation is hereby amended to read as follows:

         "FIRST: The name of the Corporation shall be Carillon Life Insurance Company"

         RESOLVED FURTHER, that the President and Secretary of this Corporation be and they are authorized and directed to make, execute and acknowledge all documents on behalf of the Corporation necessary to effectuate the foregoing resolution as may be required by law.

         IN WITNESS WHEREOF, the above named officers, acting for and on the behalf of the corporation, have hereto subscribed their names this _______ day of October, 1985.

                           BY /s/ Charles C. Hinckley
                              ----------------------------------------
                     (Chairman, President or Vice President)


                           BY /s/ David F. Westerbeck
                              -----------------------------------------
                              (Secretary or Assistant Secretary)


NOTE: Ohio law does not permit one officer to sign in two capacities. Two separate signatures required, even if this necessitates the election of a second officer before the filing can be made.

   Attorney General
   Anthony J. Celebrezze, Jr.




                                 October 8, 1985



Honorable Sherrod Brown
Secretary of State
State Office Tower
14th Floor
Columbus, Ohio  43215

Attn:    Bradley Hoffman
         Assistant Corporate Counsel

                  Re:  UCL Life Assurance Corporation

Dear Sir:

         I have reviewed the amendment to the articles of incorporation of the UCL Life Assurance Corporation adopted September 23, 1985. I have also discussed the same with the Ohio Department of Insurance which has expressed its approval of the amendments in question.

         Based upon my examination of the amendments of the articles of incorporation and my review of the relevant statutes, I find the amendment to be in accordance with the constitution and laws of the State of Ohio and of the United States.

                                    Very truly yours,


                                    /s/  Kenneth L. McLaughlin
                                    -----------------------------
                                    Kenneth L. McLaughlin
                                    Assistant Attorney General
                                    State Departments
                                    16th Floor
                                    Columbus, Ohio  43215
                                    (614) 466-8614


KLM:jdc
Enclosures                                             RECEIVED
cc:  Kurt Weiland                                      Oct. 10, 1985
     David F. Westerbeck                               SHERROD BROWN
                                                       Secretary of State

                                            Charter No.    584965
                                                         --------------
                                            Approved:    RB
                                                       ----------------
                                            Date:    4/12/95
                                                   -------------------
                                            Fee:    $35.00
                                                 ---------------------
                                                     95041233101

                           CERTIFICATE OF AMENDMENT
              BY SHAREHOLDERS TO THE ARTICLES OF INCORPORATION OF

                        Carillon Life Insurance Company
--------------------------------------------------------------------------
                             (Name of Corporation)

                       Betty M. Kasprowicz             , who is:
-------------------------------------------------------

/ / Chairman of the Board        / / President

/xx/ Vice President (Please check one.)


and                James M. Mortensen                  , who is:
     -------------------------------------------------

  / / Secretary           /xx/ Assistant Secretary (Please check one.)

of the above named Ohio  corporation  organized  for profit does hereby  certify
that:   (Please  check  the   appropriate   box  and  complete  the  appropriate
statements.)

/ / a meeting of the shareholders was duly called for the purpose of adopting this amendment and held on --------------------------, 19---
         at which meeting a quorum of the shareholders was present in person or by proxy, and by the affirmative vote of the holders of shares entitling them to exercise -----------------% of the voting power of the corporation.

/xx/ in a writing signed by all of the shareholders who would be entitled to notice of a meeting held for that purpose, the following resolution to amend the articles was adopted:

                  RESOLVED, by the Sole Shareholder of Carillon Life Insurance Company that the first article of the Articles of Incorporation of Carillon Life Insurance Company is hereby amended to read as follows:

                  "FIRST: The name of the Corporation shall be Annuity Investors Life Insurance Company."

                  RESOLVED FURTHER, that the Vice President and Assistant Secretary of this Corporation be and they are authorized and directed to make, execute and acknowledge all documents on behalf of the Corporation necessary to effectuate the foregoing resolution as may be required by law.

IN WITNESS WHEREOF, the above named officers, acting for and on the behalf of the corporation, have hereto subscribed their names this 30th day --------- of March , 1995. ------------- ----

By /s/ Betty Kasprowicz                  By /s/ James M. Mortense
 --------------------------                -----------------------------
  Betty Kasprowicz                              James M. Mortensen
  (Chairman, President, Vice President)         (Secretary, Assistant Secretary)

NOTE: OHIO LAW DOES NOT PERMIT ONE OFFICER TO SIGN IN TWO CAPACITIES. TWO SEPARATE SIGNATURES ARE REQUIRED, EVEN IF THIS NECESSITATES THE ELECTION OF A SECOND OFFICER BEFORE THE FILING CAN BE MADE.

Attorney General
Betty D. Montgomery




                                 April 7, 1995



Honorable Robert Taft
Secretary of State
30 East Broad Street
14th Floor
Columbus, Ohio 43215

ATTN:    KATHIE MCCLURG
         OFFICE MANAGER

         Re:  Carillon Life Insurance Company

Dear Sir:

         I have reviewed the Certificate of Amendment to the Articles of Incorporation for the Carillon Life Insurance Company which was adopted on March 30, 1995. I have also discussed the same with the Ohio Department of Insurance which has expressed its approval of the articles in question.

         Based upon my examination of these articles and my review of the relevant statutes, I find the articles to be in accordance with the constitution and laws of the State of Ohio and of the United States.

                                    Very truly yours,

                                    ATTORNEY GENERAL
                                    BETTY D. MONTGOMERY


                                    /s/ Julia M Graver
                                    ------------------------
                                    JULIA M. GRAVER
                                    Assistant Attorney General
                                    Health and Human Services Section
                                    30 East Broad Street, 26th Floor
                                    Columbus, Ohio  43215-3428
                                    (614) 466-8600

JMG/mdg
Enclosures
cc:  Stephen J. Vamos

State of Ohio
Department of Insurance
2100 Stella Court
Columbus, Ohio  43266-0566




April 6, 1995                                      RECEIVED
                                                   Attorney General's Office
                                                   Apr. 7, 1995
                                                   Health & Human
Julia M. Graver                                    Services Section
Office of The Attorney General
Health & Human Services Section
30 E Broad St 26th Fl
Columbus OH  43215

Dear Ms. Graver:

Enclosed please find an originally executed Certificate of Amendment by the Shareholders to the Articles of Incorporation of Carillon Life Insurance Company.

Based upon my review, the Department extends its preclearance to the amended Articles which amend Article First changing the name of the corporation from Carillon Life Insurance Company to Annuity Investors Life Insurance Company.

Please call should you have any questions.

Sincerely,


/s/ Stephen J. Vamos
-----------------------
Stephen J. Vamos
Staff Counsel
Office of Legal Services

SJV/baw

Enclosure

                                                                   584965
                                                                   APPROVED
                                                                   By    CR
                                                                   Date  7-11-96
                                                                   Amount 35.00
                                                                   96071237601
                                                                   05559-0891

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                    ANNUITY INVESTORS LIFE INSURANCE COMPANY


         The undersigned President and Senior Vice President and Secretary of Annuity Investors Life Insurance Company, an Ohio corporation for profit (the "Corporation), do hereby certify that in a writing dated as of April 9, 1996 signed by the sole shareholder of the Corporation, the following resolution to amend the Articles of Incorporation of the Corporation was adopted:

         "RESOLVED: That the Articles of Incorporation, as amended, of the Corporation be amended by deleting Article FOURTH in its entirety and replacing therefor the following:

                  Fourth. The number of shares which the Corporation is authorized to have outstanding is Fifteen Thousand (15,000), all of which shall be Common Shares, par value One Hundred Twenty Five Dollars ($125)."

         IN WITNESS WHEREOF, the undersigned have hereunto subscribed their names as of the 19th day of April, 1996.


                                            /s/ Robert A. Adams
                                            ----------------------------------
                                            Robert A. Adams
                                            President


                                            /s/ Mark F. Muething
                                            -----------------------------------
                                            Mark F. Muething
                                            Senior Vice President and Secretary

                                    RECEIVED
                                    JUL 11 1996
                                    BOB TAFT
                                    SECRETARY OF STATE

                                                     05686-0362  584965
                                                                APPROVED
                                                                By    CR
                                                                Date  12-3-96
                                                                Amount 35.00
                                                                96120353501
                                                                Use Credit from
                                                                   7/11/96


                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                    ANNUITY INVESTORS LIFE INSURANCE COMPANY


         The undersigned President and Senior Vice President and Secretary of Annuity Investors Life Insurance Company, an Ohio corporation for profit (the "Corporation), do hereby certify that in a writing dated as of August 9, 1996 signed by the sole shareholder of the Corporation, the following resolution to amend the Articles of Incorporation of the Corporation was adopted:

         "RESOLVED: That the Articles of Incorporation, as amended, of the Corporation be amended by deleting Article FOURTH in its entirety and replacing therefor the following:

                  Fourth. The number of shares which the Corporation is authorized to have outstanding is Twenty Five Thousand (25,000), all of which shall be Common Shares, par value One Hundred Twenty Five Dollars ($125)."

         IN WITNESS WHEREOF, the undersigned have hereunto subscribed their names as of the 14th day of August, 1996.

                                           /s/ Robert A. Adams
                                           ----------------------------------
                                           Robert A. Adams
                                           President


                                           /s/ Mark F. Muething
                  RECEIVED                 ----------------------------------
                  Dec 03 1996              Mark F. Muething
         SECRETARY OF STATE                Senior Vice President and Secretary